LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN SHORT TERM BOND FUND

December 1, 1998

Dear Shareholder:

We are pleased to report that for the fiscal year ended October 31, 1998, the J.P. Morgan Short Term Bond Fund provided a return of 7.24%. This compares favorably to the 6.97% return of the Lipper Short Investment Grade Debt Funds Average. Meanwhile, the fund's benchmark, the Merrill Lynch 1-3 Year Treasury Index, posted a 7.70% return.

The fund's net asset value increased to $9.98 on October 31, 1998 from $9.85 at October 31, 1997, after paying approximately $0.56 per share in dividends from ordinary income during the reporting period. The fund's net assets stood at $31.0 million at the end of the fiscal year. The net assets of The Short Term Bond Portfolio, in which the fund invests, totaled approximately $264.5 million on October 31, 1998.

Connie J. Plaehn, lead portfolio manager for The Short Term Bond Portfolio, in which the fund invests, discusses some of the events affecting the fund over the last year and offers her views on the upcoming months.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . . .1     FUND FACTS AND HIGHLIGHTS. . . . . 6

FUND PERFORMANCE . . . . . . . . . .2     FINANCIAL STATEMENTS . . . . . . . 8

PORTFOLIO MANAGER Q&A. . . . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on July 31, 1993,* would have grown to $13,282 on October 31, 1998.

     Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
JULY 31, 1993 - OCTOBER 31, 1998

[GRAPH]

                      J.P. Morgan Short          Merrill Lynch 1-3 Year
                      Term Bond Fund             Treasury Index
                      --------------             --------------
Jul-93                $10,000                    $10,000
Oct-93                $10,104                    $10,140
Oct-94                $10,165                    $10,260
Oct-95                $11,049                    $11,178
Oct-96                $11,687                    $11,839
Oct-97                $12,385                    $12,607
Oct-98                $13,282                    $13,578

PERFORMANCE                                  TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURN
                                             -----------------------      ----------------------------------------------
                                             THREE          SIX            ONE            FIVE           SINCE
AS OF OCTOBER 31, 1998                       MONTHS         MONTHS         YEAR           YEARS          INCEPTION*
--------------------------------------------------------------------      ----------------------------------------------
J.P. Morgan Short Term Bond Fund             2.57%          4.14%          7.24%          5.62%          5.56%
Merrill Lynch 1-3 Year Treasury Index        3.10%          4.68%          7.70%          6.01%          6.00%
Lipper Short Investment Grade
  Debt Funds Average                         2.61%          4.11%          6.97%          5.47%          5.61%

AS OF SEPTEMBER 30, 1998
-----------------------------------------------------------------          ---------------------------------------------
J.P. Morgan Short Term Bond Fund             3.03%          4.52%          7.54%          5.62%          5.62%
Merrill Lynch 1-3 Year Treasury Index        3.08%          4.65%          7.97%          5.95%          6.00%
Lipper Short Investment Grade
  Debt Funds Average                         3.07%          4.68%          8.04%          5.54%          5.72%



*7/8/93 -- COMMENCEMENT OF OPERATIONS (GROWTH AND AVERAGE ANNUAL TOTAL RETURNS BASED ON THE MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 7/8/93 THROUGH 10/31/98 IS 5.47%.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS AN UNMANAGED INDEX WHICH MEASURES SHORT-TERM MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

     Following is an interview with CONNIE J. PLAEHN, a member of the portfolio management team for The Short Term Bond Portfolio, in which the fund invests. Before assuming portfolio management responsibilities at J.P. Morgan Investment Management, Connie also worked at J.P. Morgan Securities and J.P. Morgan Futures. This interview was conducted on November 16, 1998 and reflects Connie's views on that date.

THE SHORT TERM BOND PORTFOLIO, WHICH WAS RECENTLY AWARDED MORNINGSTAR INC.'S COVETED FIVE-STAR RANKING, ACHIEVED A SOLID PERFORMANCE THIS YEAR. WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S SUCCESS?

CP:   We have successfully managed The Short Term Bond Portfolio by applying our principles of fixed income investing: we have a disciplined investment process, we seek to generate an information advantage through the depth of our global fixed income resources and experience, we focus on disciplined risk controls and above all, we have a strong commitment to our shareholders to provide excellent investment results. More than 80 investment management professionals are dedicated to JPMIM's fixed income team. Our specialized team approach, combined with proprietary research, enable us to make both strategic and tactical decisions regarding the portfolio's duration, sector allocation, and security selection. These decisions are designed to add value and to allow us to outperform other short-term bond portfolios.

We chose to lengthen duration throughout the year, which had a positive impact on performance. While the benchmark, the Merrill 1- to 3-year Treasury Index, currently has a duration of 1.6 years, we generally maintain a strategic duration that is longer than the benchmark. In fact, this year we were between
2.25 and 2.75 years in duration.

We also add value in our sector allocation decisions. We include sectors other than just Treasuries to construct a portfolio which has a yield advantage relative to our benchmark. Spread products--corporates, asset-backeds, mortgages, high-yield, and emerging-market debt--are securities which have higher yields than Treasuries. This past year, spread products actually detracted from performance. Over the long term, higher yields result in higher total return. However, in the short run, widening spreads relative to Treasuries causes spread products to underperform a Treasury benchmark. The global economic crises resulted in a flight to quality, as many investors who were concerned about the security of spread products fled to safety of Treasuries and core European government bonds. As a result, spreads widened relative to Treasuries. Over the long term, however, we continue to believe that having those yield spread products will give us additional returns resulting in added value.

The third source of value added is the specific security decision. Here, the input from our sector teams, as well as from the trading desk, is invaluable. Our sector team specialists help us decide when we should buy or sell particular bonds, and which bonds to buy.

WHAT MEASURES DO YOU TAKE TO SAFEGUARD THE PORTFOLIO FROM UNDUE RISK?

CP:   We do not take huge bets with any of our decisions. We believe the best way to have consistent performance is to use multiple sources of value added. With the duration position, our range is between 1-1/2 and 3 years. Our limit for issuer exposure is a maximum of 5 percent; typically, there is less than 3 percent in the portfolio so specific security decisions do not impact the portfolio unduly. Through our proprietary analytical system, we know at all times what risks there are in our portfolio; our sensitivity to changes in interest rates, changes in the shape of the yield curve, and the spread duration of our portfolio.

HOW HAVE YOU POSITIONED THE PORTFOLIO TO RESPOND TO THE RECENT ECONOMIC TURMOIL IN ASIA, RUSSIA, AND LATIN AMERICA?

CP:   As a result of these global economic pressures, we have increased our holdings of Treasuries and European bonds and lowered the overall risk profile of the portfolio. Specifically, we have increased our allocation to German and French bonds, which had a positive impact on the portfolio. In mid-summer, approximately 6 percent of our holdings were below-investment-grade; in addition, 3 percent of holdings were investment-grade emerging market debt. Today, our combined total for emerging market debt, both investment grade and non-investment grade, and high-yield holdings is about 3 percent. So we have decreased our spread product in general, and hold less of the more volatile spread product.

We still plan to use spread products to gain competitive advantage, however. Because spreads have widened at the same time as Treasury yields have fallen, our belief is that there are significant opportunities in spread product going forward. But we are going to be cautious and take our time to find products that we believe are attractive.

WHAT ARE THE ADVANTAGES OF INVESTING IN THIS PORTFOLIO VERSUS MONEY MARKET PORTFOLIOS?

CP:   The Short Term Bond Portfolio, over long periods of time, should continue to outperform money market portfolios. In dramatically rising interest rate environments, that may not be the case--in the short run. But over the long term, say, over a year's time horizon--even in the worst year for interest rate increases, which was 1994--this product has maintained a positive return on an annual basis. So, for investors who can take the volatility of fluctuations of principal through a year's time period, one can expect to get higher returns in holding a short-term bond fund versus a money market fund. It's all a matter of time horizon. And this portfolio is still as liquid as money market funds. We structure the portfolio to be able to anticipate the liquidity needs of our investors.

WHAT EFFECT WILL EMU INTEGRATION HAVE ON THIS PORTFOLIO?

CP: One of the factors that has added value in the portfolio over this past year has been our allocation to non-dollar securities, particularly French and German government bonds. Like Treasuries, these bonds benefited from the flight to quality phenomenon. We've hedged the currency risk of these securities by going back into dollars. While some believe that the consolidation of core Europe and European companies will lead to fewer investment opportunities, we anticipate that we will still be able to find ways to add value in non-dollar securities. We believe that with EMU and changes in the European banking system, the potential is huge for a broad non-government market to develop, which will offset the reduction of opportunities for adding returns through international country and currency.

WHAT IS THE OUTLOOK FOR THE SHORT TERM BOND PORTFOLIO IN THE COMING MONTHS?

CP: The continued unfolding of the many financial, economic, and political crises around the world is leading to a significant and likely persistent slowing of global growth. The resulting deflation is expected to bring about severe pressure on pricing power and hence profitability of U.S. corporations, leading to continued weakness in equity markets. We expect U.S. GDP growth to slow to an expected 2.0% pace for 1999. The unemployment rate will likely increase to 4.6% in 1999 and consumer spending should taper off to a 2.3% rate. We believe the Fed will need to continue to ease monetary policy into 1999. The most worrisome aspect of the U.S. economy's current position is the possibility of an impending credit crunch, with lenders gripped by fear and unwilling to put liquidity to use in the real economy. In this environment, our bias is to maintain a long duration position, though also taking tactical duration bets. We expect to find opportunities to buy mortgages, corporates and asset-backed securities at attractive levels we have not seen since the inception of The Short Term Bond Portfolio.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Short Term Bond Fund seeks to provide high total return consistent with low volatility of principal. It is designed for investors who do not require the stable net asset value typical of a money market fund, but who seek less price fluctuation than is typical of a longer term bond fund.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/8/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$30,984,391

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/98
$264,482,979

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98


EXPENSE RATIO
The fund's current expense ratio of 0.50% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

U.S. GOVERNMENT AGENCIES                                                   26.3%

CORPORATE DEBT OBLIGATIONS                                                 22.6%

CMO'S AND ABS'S                                                            15.9%

U.S. TREASURIES                                                            14.8%

FOREIGN GOVERNMENT OBLIGATIONS                                              9.3%

REPURCHASE AGREEMENTS                                                       6.2%

FOREIGN CORPORATE OBLIGATIONS                                               4.6%

PREFERRED STOCK                                                             0.3%


30-DAY SEC YIELD
4.98%*


DURATION
2.5 years

QUALITY BREAKDOWN

AAA**                   63.37%
AA                       3.19%
A                       16.34%
BBB                      6.19%
Not Rated                9.01%
Other                    1.90%

* YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER.

**INCLUDES U.S. GOVERNMENT AGENCY, TREASURY OBLIGATIONS, REPURCHASE AGREEMENTS AND COMMERCIAL PAPER.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in below investment-grade debt obligations and foreign securities which are subject to special risks; prospective investors should refer to the funds prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Short Term Bond Portfolio
  ("Portfolio"), at value                          $31,017,843
Receivable for Shares of Beneficial Interest Sold       21,300
Receivable for Expense Reimbursements                   14,793
Prepaid Trustees' Fees                                      72
Prepaid Expenses and Other Assets                          178
                                                   -----------
    Total Assets                                    31,054,186
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                       27,392
Shareholder Servicing Fee Payable                        6,619
Administrative Services Fee Payable                        753
Administration Fee Payable                                  93
Fund Services Fee Payable                                   28
Accrued Expenses                                        34,910
                                                   -----------
    Total Liabilities                                   69,795
                                                   -----------
NET ASSETS
Applicable to 3,105,859 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $30,984,391
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $9.98
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $30,657,065
Distributions in Excess of Net Investment Income       (72,280)
Accumulated Net Realized Gain on Investment and
  Foreign Currency Contracts and Transactions          147,895
Net Unrealized Appreciation of Investment and
  Foreign Currency Contracts and Translations          251,711
                                                   -----------
    Net Assets                                     $30,984,391
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SHORT TERM BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $1,428,589
Allocated Dividend Income                                          3,889
Allocated Portfolio Expenses (Net of
  Reimbursement of $31,332)                                      (58,050)
                                                              ----------
    Net Investment Income Allocated from
      Portfolio                                                1,374,428
FUND EXPENSES
Shareholder Servicing Fee                          $ 50,132
Transfer Agent Fees                                  20,866
Printing Expenses                                    20,101
Registration Fees                                    18,785
Professional Fees                                    11,244
Administrative Services Fee                           6,767
Amortization of Organization Expenses                 4,334
Fund Services Fee                                       689
Administration Fee                                      513
Trustees' Fees and Expenses                             237
Miscellaneous                                         4,680
                                                   --------
    Total Fund Expenses                             138,348
Less: Reimbursement of Expenses                     (80,075)
                                                   --------
NET FUND EXPENSES                                                 58,273
                                                              ----------
NET INVESTMENT INCOME                                          1,316,155
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                                 123,872
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                          238,194
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $1,678,221
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     1,316,155    $       746,254
Net Realized Gain on Investment and Foreign
  Currency Contracts and Transactions Allocated
  from Portfolio                                           123,872             26,290
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Contracts and Translations Allocated
  from Portfolio                                           238,194            (43,952)
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         1,678,221            728,592
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (1,315,844)          (745,546)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        24,006,924         10,363,959
Reinvestment of Dividends                                  986,662            553,236
Cost of Shares of Beneficial Interest Redeemed          (8,890,856)        (4,587,707)
                                                   ----------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                               16,102,730          6,329,488
                                                   ----------------   ----------------
    Total Increase in Net Assets                        16,465,107          6,312,534
NET ASSETS
Beginning of Fiscal Year                                14,519,284          8,206,750
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $0 and $235, respectively)  $    30,984,391    $    14,519,284
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each year are as follows:

                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------
                                                    1998      1997      1996     1995      1994
                                                   -------   -------   ------   -------   ------
NET ASSET VALUE, BEGINNING OF YEAR                 $  9.85   $  9.86   $ 9.84   $  9.60   $ 9.99
                                                   -------   -------   ------   -------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.56      0.58     0.53      0.57     0.45
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency Contracts and
  Transactions                                        0.13     (0.01)    0.02      0.24    (0.39)
                                                   -------   -------   ------   -------   ------
Total from Investment Operations                      0.69      0.57     0.55      0.81     0.06
                                                   -------   -------   ------   -------   ------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.56)    (0.58)   (0.53)    (0.57)   (0.45)
                                                   -------   -------   ------   -------   ------

NET ASSET VALUE, END OF YEAR                       $  9.98   $  9.85   $ 9.86   $  9.84   $ 9.60
                                                   -------   -------   ------   -------   ------
                                                   -------   -------   ------   -------   ------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                          7.24%     5.98%    5.77%     8.70%    0.61%
Net Assets, End of Year (in thousands)             $30,984   $14,519   $8,207   $10,330   $6,008
Ratios to Average Net Assets
  Expenses                                            0.50%     0.50%    0.62%     0.67%    0.69%
  Net Investment Income                               5.66%     5.94%    5.42%     5.88%    4.49%
  Expenses without Reimbursement                      0.98%     1.38%    1.61%     1.48%    2.05%

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Short Term Bond Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust"), which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 8, 1993. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont Short Term Bond Fund, respectively.

The fund invests all of its investable assets in The Short Term Bond Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (12% at October 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $31,753 which were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies." The effect of applying this statement was to decrease Distributions in Excess of Net Investment Income by $72,826, increase Accumulated Net Realized Gain on Investment by $72,630 and increase Paid-in Capital by $196. The adjustments are primarily attributable to foreign currency loss. Net investment income, net realized gains, and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $513.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $6,767.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.50% of the average daily net assets of the fund through February 28, 1999. The reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan. For the fiscal year ended October 31, 1998, J.P. Morgan has agreed to reimburse the fund $80,075 for expenses under this agreement.

J.P. MORGAN SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate. This rate was 0.20% of the average daily net assets of the fund from November 1, 1997 through July 31, 1998. Effective August 1, 1998, the rate was increased to 0.25%. For the fiscal year ended October 31, 1998, the fee for these services amounted to $50,132.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $689 for the fiscal year ended October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $150.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
Shares sold......................................        2,431,289          1,052,422
Reinvestment of dividends........................           99,785             56,273
Shares redeemed..................................         (899,171)          (467,292)
                                                   ----------------   ----------------
Net Increase.....................................        1,631,903            641,403
                                                   ----------------   ----------------
                                                   ----------------   ----------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

J.P. MORGAN SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings to the Agreement as of October 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Short Term Bond Fund
(Formerly The JPM Pierpont Short Term Bond Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Short Term Bond Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN SHORT TERM BOND FUND
SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,692,335,831      18,884,648            --
  William G. Burns...............................  2,692,395,937      18,824,542            --
  Arthur C. Eschenlauer..........................  2,691,798,990      19,421,489            --
  Matthew Healey.................................  2,692,393,425      18,827,054            --
  Michael P. Mallardi............................  2,692,488,290      18,732,189            --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......      1,699,026              --        32,391
  b. Relating to concentration of assets.........      1,698,097             893        32,427
  c. Relating to issuance of senior securities...      1,698,097              --        33,320
  d. Relating to borrowing.......................      1,698,097             893        32,427
  e. Relating to underwriting....................      1,698,097              --        33,320
  f. Relating to investment in real estate.......      1,699,026              --        32,391
  g. Relating to commodities.....................      1,699,026              --        32,391
  h. Relating to lending.........................      1,698,097              --        33,320
  i.Reclassification of other restrictions as
      nonfundamental.............................      1,698,097              --        33,320
3. Reclassification of investment objectives.....      1,694,444           3,617        33,356
4. Investment advisory agreement.................      1,766,890             893        31,821
5. Dollar-based voting rights....................  2,645,059,081      16,807,551    47,376,755
6.Independent accountants,
    PricewaterhouseCoopers LLP...................  2,682,031,391       4,303,418    24,885,671

The Short Term Bond Portfolio

Annual Report October 31, 1998

(The following pages should be read in conjunction with J.P. Morgan Short Term Bond Fund
Annual Financial Statements)

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
CERTIFICATES OF DEPOSIT-FOREIGN (1.9%)
BANKING (1.9%)
$      5,000,000    Canadian Imperial Bank of Commerce, 6.475% due
                      01/24/00 (cost $5,062,932).....................    Aa3/AA-      $   5,088,000
                                                                                      -------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (18.8%)
FINANCIAL SERVICES (18.8%)
       3,000,000    Advanta Mortgage Loan Trust, Sequential Payer,
                      Series 1997-4, Class A4, AS, Callable, 6.66%
                      due 03/25/22...................................    Aaa/AAA          3,074,670
         644,279    Bear Stearns Structured Securities, Inc., REMIC:
                      Sequential Payer, Series 1997-2, Class 1A1,
                      Callable, (144A), 7.00% due 08/25/36...........     Aaa/NR            645,386
       1,000,000    CIT RV Trust, Sequential Payer, Series 1997-A,
                      Class A5, Callable, 6.25% due 11/17/08.........    Aaa/AAA          1,024,500
         953,888    Commercial Mortgage Acceptance Corp., Sequential
                      Payer, Series 1997-ML1, Class A1, Partially
                      Callable, 6.50% due 11/15/04...................    Aaa/AAA            979,673
       2,599,184    CS First Boston Mortgage Securities Corp.,
                      Sequential Payer, Series 1997-C1, Class A1A,
                      Callable, 6.96% due 01/20/04 (t)...............    Aaa/AAA          2,677,160
       1,488,346    Deutsche Mortgage & Asset Receiving Corp.,
                      Sequential Payer, Series 1998-C1, Class A1,
                      Partially Callable, 6.22% due 09/15/07.........     Aaa/NR          1,508,578
       2,000,000    EQCC Home Equity Loan Trust, Sequential Payer,
                      Series 1998-1, Class A2F, AS, Callable, 6.136%
                      due 04/15/09...................................    Aaa/AAA          2,020,360
         301,168    Fleetwood Credit Corp. Grantor Trust, Sequential
                      Payer, Series 1994-A, Class A, Callable, 4.70%
                      due 07/15/09...................................    Aaa/AAA            297,316
       1,814,486    Fleetwood Credit Corp. Grantor Trust, Sequential
                      Payer, Series 1997-B, Class A, Callable, 6.40%
                      due 05/15/13...................................    Aaa/AAA          1,862,932
       4,800,000    Green Tree Financial Corp., Sequential Payer,
                      Series 1996-7, Class A4, Callable, 6.80% due
                      10/15/27.......................................    Aaa/AAA          4,960,896
       2,500,000    Green Tree Financial Corp., Sequential Payer,
                      Series 1998-2, Class A4, Callable, 6.08% due
                      07/01/09.......................................    Aaa/AAA          2,565,800
         835,917    Green Tree Recreational, Equipment & Consumer
                      Trust, Sequential Payer, Series 1998-A, Class
                      A1C, Callable, 6.18% due 06/15/19..............     NR/AAA            835,917
         686,353    Green Tree Recreational, Equipment, & Consumer
                      Trust, Sequential Payer, Series1997-C, Class
                      A1, Callable, 6.49% due 02/15/18...............     NR/AAA            689,064
         948,038    Merrill Lynch Mortgage Investors, Inc.,
                      Sequential Payer, Series 1997-C2, Class A1,
                      Partially Callable, 6.46% due 12/10/29.........    Aaa/AAA            974,849
          79,555    Merrill Lynch Mortgage Investors, Inc., Series
                      1994-C1, Class A, Callable, CSTR, 8.70% due
                      11/25/20.......................................     NR/AAA             79,455
         194,958    Merrill Lynch Mortgage Investors, Inc.,
                      Subordinated Bond, CSTR, Series 1995-C2, Class
                      E, Callable, 8.076% due 06/15/21...............     Ba3/NR            187,586
       1,000,000    Morgan Stanley Capital I, Sequential Payer,
                      Series 1997-ALIC, Class A1B, Callable, 6.44%
                      due 11/15/02...................................     Aaa/NR          1,010,000
         961,033    Morgan Stanley Capital I, Sequential Payer,
                      Series 1998-HF1, Class A1, Partially Callable,
                      6.19% due 01/15/07.............................     NR/AAA            976,350

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
FINANCIAL SERVICES (CONTINUED)
$        225,428    Morgan Stanley Capital I, Sequential Payer,
                      Series 1998-WF2, Class A1, Partially Callable,
                      6.34% due 11/15/07.............................     NR/NR       $     231,275
       1,086,662    Mortgage Capital Funding, Inc., Sequential Payer,
                      Series 1997-MC1, Class A1, Partially Callable,
                      7.154% due 01/20/05............................     Aaa/NR          1,128,346
         970,016    Mortgage Capital Funding, Inc., Sequential Payer,
                      Series 1998-MC1, Class A1, Partially Callable,
                      6.417% due 06/18/07............................     NR/AAA            994,570
         115,441    Newcourt Receivables Asset Trust, Sequential
                      Payer, Series 1996-1, Class A, Callable, 6.79%
                      due 08/20/03...................................     NR/AAA            116,983
         221,464    Newcourt Receivables Asset Trust, Sequential
                      Payer, Series 1996-3, Class A, Callable, 6.24%
                      due 12/20/04...................................     NR/AAA            222,502
       1,233,000    Premier Auto Trust, Sequential Payer, Series
                      1996-3, Class A4, Callable, 6.75% due
                      11/06/00.......................................    Aaa/AAA          1,257,549
       2,500,000    Premier Auto Trust, Sequential Payer, Series
                      1996-4, Class A4, Callable, 6.40% due
                      10/06/01.......................................    Aaa/AAA          2,535,350
       5,000,000    Premier Auto Trust, Sequential Payer, Series
                      1997-2, Class A4, Callable, 6.25% due
                      06/06/01.......................................    Aaa/AAA          5,182,000
       2,412,731    Residential Funding Mortgage Securities I, REMIC:
                      Sequential Payer, Series 1998-S7, Class A1,
                      Callable, 6.50% due 03/25/13 (t)...............     NR/AAA          2,422,910
         473,112    Salomon Brothers Mortgage Securities VII, Inc.,
                      REMIC: Sequential Payer, Series 1997-HUD1,
                      Class A1, Callable, 6.97% due 12/25/30.........     Aaa/NR            474,592
         916,667    Sears Credit Acct Master Trust, Series 1994-1,
                      Class A, Callable, 7.00% due 01/15/04..........    Aaa/AAA            931,242
       2,212,856    The Money Store Home Equity Trust, Sequential
                      Payer, Series 1997-C, Class AF2, AS, Callable,
                      6.31% due 05/15/08.............................    Aaa/AAA          2,234,786
       1,000,000    The Money Store Home Equity Trust, Series 1997-B,
                      Class A8, Callable, NAS, 6.90% due 07/15/38....    Aaa/AAA          1,028,020
       2,500,000    Toyota Auto Lease Trust, Sequential Payer, Series
                      1997-A, Class A2, Callable, 6.35% due
                      04/26/04.......................................    Aaa/AAA          2,538,600
       2,000,000    UCFC Home Equity Loan, Sequential Payer,
                      Series1997-A1, Class A3, AS, Callable, 6.975%
                      due 04/15/16...................................    Aaa/AAA          2,059,000
                                                                                      -------------
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                          ASSET BACKED SECURITIES (COST
                          $49,117,761)...............................                    49,728,217
                                                                                      -------------

CORPORATE OBLIGATIONS (24.8%)
APPARELS & TEXTILES (0.4%)
         300,000    Fruit of the Loom, Inc., Refunding, 6.50% due
                      11/15/03.......................................    Ba1/BB+            290,424
         700,000    Fruit of the Loom, Inc., Refunding, 7.875% due
                      10/15/99.......................................    Ba1/BB-            709,688
                                                                                      -------------
                                                                                          1,000,112
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
BANKING (3.5%)
$      2,000,000    Banc One Corp., MTN, 6.25% due 10/01/01..........     Aa3/A+      $   2,055,340
       1,250,000    First Chicago NBD Corp., Refunding, 8.875% due
                      03/15/02.......................................      A1/A           1,390,787
       2,000,000    Nationsbank N.A., 6.75% due 08/15/00.............    Aa1/AA-          2,064,580
       1,000,000    Nationsbank N.A., Refunding, 8.375% due 03/15/02
                      (s)............................................     Aa3/A           1,081,360
       2,500,000    Nationsbank N.A., Series D, Callable 10/06/00,
                      MTN, 7.02% due 10/06/05........................     Aa3/A           2,620,450
                                                                                      -------------
                                                                                          9,212,517
                                                                                      -------------

BROADCASTING & PUBLISHING (0.6%)
         500,000    Continental Cablevision, Inc., Callable 06/01/99,
                      Refunding, 11.00% due 06/01/07.................    Ba2/BBB-           541,875
       1,000,000    TCI Communications, Inc., Series C, MTN, 6.46%
                      due 03/06/00...................................   Baa3/BBB-         1,018,860
                                                                                      -------------
                                                                                          1,560,735
                                                                                      -------------

CHEMICALS (0.4%)
       1,000,000    Cytec Industries, Inc., Callable, 6.50% due
                      03/15/03.......................................    Baa2/BBB           954,700
                                                                                      -------------

ELECTRIC (0.4%)
       1,000,000    Niagara Mohawk Power Corp., Series B, Callable,
                      7.00% due 10/01/00.............................    Ba3/BB-          1,018,430
                                                                                      -------------

ENTERTAINMENT, LEISURE & MEDIA (0.6%)
       1,500,000    News America Holdings, Inc., Refunding, 8.625%
                      due 02/01/03...................................   Baa3/BBB-         1,664,655
                                                                                      -------------

FINANCIAL SERVICES (13.3%)
         610,000    Associates Corp. N.A., Putable, 5.96% due
                      05/15/37.......................................    Aa3/AA-            626,848
       1,250,000    Banesto Delaware, Inc., Refunding, 8.25% due
                      07/28/02 (t)...................................     A2/NR           1,307,425
       1,500,000    Beneficial Corp., MTN, 8.20% due 03/15/02........      A2/A           1,614,120
       1,000,000    Beneficial Corp., Series H, MTN, 6.71% due
                      12/15/03 (s)...................................      A2/A           1,066,780
       5,000,000    Caterpillar Financial Services Corp., Series F,
                      MTN, 5.89% due 02/15/00........................     A2/A+           5,062,750
       5,000,000    Caterpillar Financial Services Corp., Series F,
                      MTN, 6.75% due 06/01/00........................     A2/A+           5,141,400
       1,000,000    Chrysler Financial Co., LLC, Series Q, MTN, 6.61%
                      due 06/16/00...................................     A2/A+           1,020,430
       1,200,000    CIT Group, Inc., MTN, 5.85% due 05/26/00.........     Aa3/A+          1,206,864
       1,750,000    CIT Group, Inc., MTN, 7.125% due 06/17/02........     Aa3/A+          1,830,955
       2,500,000    Commercial Credit Co., Refunding, 5.75% due
                      07/15/00.......................................     Aa3/A+          2,521,425
       2,000,000    Enterprise Rent-a-Car USA Finance Co., (144A),
                      6.375% due 05/15/03 (t)........................    Baa2/BBB         2,021,940
       3,000,000    Ford Motor Credit Co., 6.85% due 08/15/00........      A1/A           3,082,290
         500,000    GS Escrow Corp., Callable, (144A), 7.00% due
                      08/01/03.......................................    Ba1/BB+            519,475
       1,000,000    Heller Financial, Inc., Series H, MTN, 6.14% due
                      04/13/00.......................................     A3/A-           1,008,850
         800,000    Homeside Lending, Inc., MTN, 6.875% due
                      06/30/02.......................................     A1/A+             839,408
       1,500,000    Household Finance Corp., Series E, MTN, 5.52% due
                      06/17/05 (v)...................................      A2/A           1,476,750

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
FINANCIAL SERVICES (CONTINUED)
$      1,000,000    National City Capital Trust I, Callable, Putable,
                      6.75% due 06/01/29 (v).........................     NR/A-           1,007,623
         500,000    National Westminster Bank, Refunding, 9.375% due
                      11/15/03.......................................    Aa3/AA-      $     576,470
       2,000,000    Prudential Funding Corp., MTN, (144A), 6.00% due
                      05/11/01.......................................     A2/A+           2,037,780
       1,100,000    Sears Roebuck Acceptance Corp., Series 2, MTN,
                      6.85% due 07/03/01.............................     A2/A-           1,140,348
                                                                                      -------------
                                                                                         35,109,931
                                                                                      -------------

FOREST PRODUCTS & PAPER (0.6%)
       1,375,000    Georgia-Pacific Corp., Refunding, 9.95% due
                      06/15/02.......................................   Baa2/BBB-         1,568,573
                                                                                      -------------

GAS-PIPELINES (0.8%)
       1,000,000    Enron Corp., Callable, 6.50% due 08/01/02........   Baa2/BBB+         1,032,280
       1,150,000    KN Energy, Inc., Callable, Putable, 6.30% due
                      03/01/21.......................................   Baa2/BBB-         1,178,279
                                                                                      -------------
                                                                                          2,210,559
                                                                                      -------------

HEALTH & PERSONAL CARE (0.2%)
         500,000    Playtex Family Products Corp., Callable 12/15/98,
                      Refunding, 9.00% due 12/15/03 (s)..............      B2/B             499,375
                                                                                      -------------

METALS & MINING (0.4%)
       1,150,000    Ryerson Tull, Inc., Callable, 8.50% due
                      07/15/01.......................................    Baa3/BBB         1,174,438
                                                                                      -------------

MISCELLANEOUS (1.1%)
       3,000,000    Xerox Corp., Series E, MTN, 5.75% due 07/21/00...      A2/A           3,030,000
                                                                                      -------------

OIL-SERVICES (0.9%)
       1,500,000    Occidental Petroleum Corp., Series B, Callable
                      9/15/99, MTN, 8.50% due 09/15/04...............    Baa2/BBB         1,535,520
         918,268    Oil Purchase Co., Sinking Fund, (144A), 7.10% due
                      04/30/02 (s)...................................    Baa3/BBB           780,528
                                                                                      -------------
                                                                                          2,316,048
                                                                                      -------------

PACKAGING & CONTAINERS (0.3%)
         500,000    Stone Container Corp., Callable 02/01/99,
                      Refunding, 9.875% due 02/01/01 (s).............      B2/B             477,500
         500,000    Stone Container Corp., Callable 12/21/98, 12.25%
                      due 04/01/02 (s)...............................     B3/B-             460,000
                                                                                      -------------
                                                                                            937,500
                                                                                      -------------

TELECOMMUNICATIONS (0.4%)
       1,000,000    Cox Communications, Inc., 6.375% due 06/15/00....    Baa2/A-          1,020,840
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
TELEPHONE (0.5%)
$      1,350,000    MCI WorldCom, Inc., Callable, Putable, 6.125% due
                      04/15/12 (s)(v)................................   Baa2/BBB+     $   1,372,302
                                                                                      -------------

WATER (0.4%)
       1,000,000    U.S. Filter Corp., Callable, Putable, (144A),
                      6.375% due 05/15/11 (v)........................    Ba1/BBB          1,008,430
                                                                                      -------------
                        TOTAL CORPORATE OBLIGATIONS (COST
                          $65,280,559)...............................                    65,659,145
                                                                                      -------------

FOREIGN CORPORATE OBLIGATIONS (5.5%)
AUSTRALIA (0.8%)
BANKING
       2,000,000    Westpac Banking Ltd., Refunding, 9.125% due
                      08/15/01.......................................     A1/A+           2,197,800
                                                                                      -------------

MEXICO (0.4%)
BANKING
       1,000,000    Banco Nacional de Comercio Exterior SNC, Series
                      E, MTN, 8.00% due 04/14/00 (s).................     Ba2/BB          1,000,000
                                                                                      -------------

NETHERLANDS (1.8%)
FINANCIAL SERVICES
       1,000,000    Ford Capital BV, 9.50% due 08/09/00..............      A1/A           1,072,500
       2,000,000    ICI Investments BV, Series E, MTN, 6.75% due
                      08/07/02.......................................    Baa1/A-          2,071,250
       1,500,000    Westdeutsche Landesbank Girozentale, Curacao NV,
                      Series E, MTN, Callable 05/20/99, 7.25% due
                      05/20/02.......................................    Aa1/AA+          1,592,813
                                                                                      -------------
                                                                                          4,736,563
                                                                                      -------------

PANAMA (0.7%)
BANKING
       1,000,000    Banco Latinoamericano de Exportaciones, S.A.,
                      Series 107, (144A), 6.64% due 09/30/02 (s).....    Baa1/BBB           975,850
       1,000,000    Banco Lationamericano de Exportaciones, S.A.,
                      (144A), 6.55% due 04/15/03 (s).................    Baa1/BBB           921,250
                                                                                      -------------
                                                                                          1,897,100
                                                                                      -------------

UNITED KINGDOM (1.2%)
BANKING
       1,000,000    Barclays Bank PLC, 5.875% due 07/15/00...........      A1/A           1,013,820
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MOODY'S/S&P
   PRINCIPAL                                                              RATING
   AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
----------------    -------------------------------------------------  ------------   -------------
TELEPHONE
$      1,000,000    British Telecom Finance, Inc., Callable 02/15/99,
                      Refunding, 9.625% due 02/15/19.................    Aa1/AAA      $   1,059,890
       1,000,000    Cable & Wireless Communications, Inc., Callable,
                      6.375% due 03/06/03 (s)........................    Baa1/A-          1,018,410
                                                                                      -------------
                                                                                          3,092,120
                                                                                      -------------

VENEZUELA (0.6%)
FINANCIAL SERVICES
       1,550,000    Corporacion Andina de Fomento, 7.375% due
                      07/21/00.......................................    A3/BBB+          1,560,230
                                                                                      -------------
                        TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                          $14,373,881)...............................                    14,483,813
                                                                                      -------------

FOREIGN GOVERNMENT OBLIGATIONS (11.0%)
CANADA (0.4%)
       1,000,000    Province of Quebec, 7.50% due 07/15/02...........     A2/A+           1,070,110
                                                                                      -------------

FRANCE (1.1%)
FRF   15,000,000    Government of France, 4.75% due 03/12/02.........     NR/NR           2,796,940
                                                                                      -------------

GERMANY (9.5%)
 DEM  30,700,000    German Unity Fund, 8.00% due 01/21/02............     NR/NR          20,987,213
 DEM   6,125,000    German Unity Fund, 8.50% due 02/20/01............     NR/NR           4,106,936
                                                                                      -------------
                                                                                         25,094,149
                                                                                      -------------
                        TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                          $28,760,088)...............................                    28,961,199
                                                                                      -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (30.9%)
FEDERAL HOME LOAN MORTGAGE CORP. (2.5%)
         512,907    REMIC: Sequential Payer, Series 1980, Class VA,
                      Partially Callable, 7.00% due 08/15/02.........                       521,570
       3,000,000    REMIC: Sequential Payer, Series 2019, Class B,
                      Partially Callable, 6.50% due 07/15/16 (t).....                     3,015,938
       3,129,194    REMIC: Sequential Payer, Series 2061, Class VJ,
                      Partially Callable, 6.50% due 03/20/03.........                     3,206,446
                                                                                      -------------
                                                                                          6,743,954
                                                                                      -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (18.5%)
       1,895,501    6.50% due 11/20/04...............................                     1,931,338
         195,750    6.50% due 05/01/28...............................                       197,214
         127,137    6.50% due 07/01/28...............................                       128,088
         792,451    6.50% due 09/01/28...............................                       798,394

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   PRINCIPAL
   AMOUNT{::}                     SECURITY DESCRIPTION                                    VALUE
----------------    -------------------------------------------------                 -------------
$         76,531    8.50% due 08/01/05...............................                 $      79,348
       1,267,120    IO, Series 292, Class 2, 7.50% due 11/01/27......                       167,893
       1,267,120    PO, Series 292, Class 1, 7.081% due 11/01/27
                      (t)............................................                     1,131,300
      20,000,000    TBA, November, 6.50% due 12/01/13................                    20,293,750
      24,000,000    TBA, November, 6.50% due 12/01/28................                    24,187,500
                                                                                      -------------
                                                                                         48,914,825
                                                                                      -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.9%)
         832,427    6.625% due 07/20/27..............................                       842,312
         336,926    7.00% due 03/15/09...............................                       345,333
         396,320    7.00% due 07/15/09...............................                       406,399
         371,665    7.00% due 02/15/27...............................                       380,559
         278,563    7.00% due 09/15/27...............................                       285,396
         289,316    7.00% due 10/15/27...............................                       296,419
         287,103    7.00% due 02/15/28...............................                       293,991
       1,099,316    7.00% due 03/15/28...............................                     1,125,716
         294,245    7.00% due 04/15/28...............................                       301,322
       3,995,667    7.00% due 06/15/28...............................                     4,091,762
       1,405,861    7.00% due 07/15/28...............................                     1,439,686
       1,827,468    7.00% due 08/15/28...............................                     1,871,435
       3,218,679    7.00% due 09/15/28...............................                     3,296,121
      10,920,000    TBA, November, 7.00% due 12/01/28................                    11,103,456
                                                                                      -------------
                                                                                         26,079,907
                                                                                      -------------
                        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                          (COST $81,652,708).........................                    81,738,686
                                                                                      -------------

U.S. TREASURY OBLIGATIONS (17.5%)
U.S. TREASURY NOTES
      40,000,000    5.75% due 08/15/03 (s)(t)........................                    42,385,200
       1,700,000    6.25% due 02/28/02 (s)...........................                     1,796,203
       1,900,000    7.875% due 08/15/01..............................                     2,072,672
                                                                                      -------------
                        TOTAL U.S. TREASURY OBLIGATIONS (COST
                          $46,301,277)...............................                    46,254,075
                                                                                      -------------
     SHARES                       SECURITY DESCRIPTION                                    VALUE
----------------    -------------------------------------------------                 -------------
CONVERTIBLE PREFERRED STOCKS (0.3%)
FINANCIAL SERVICES (0.3%)
          19,774    Equity Residential Properties Trust, Series A,
                      Callable 06/01/00, 9.375%......................                       503,001
          10,000    TCI Communications Financing II, Callable
                      05/31/01, 10.00%...............................                       271,250
                                                                                      -------------
                        TOTAL CONVERTIBLE PREFERRED STOCKS (COST
                          $787,415)..................................                       774,251
                                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

         PRINCIPAL
         AMOUNT{::}                          SECURITY DESCRIPTION                     VALUE
---------------------------    -------------------------------------------------  -------------
SHORT-TERM INVESTMENTS (7.3%)
OTHER INVESTMENT COMPANIES (0.0%)
$                       508    Seven Seas Money Market Fund (cost $508).........  $         508
                                                                                  -------------

REPURCHASE AGREEMENT (7.3%)
                 19,421,000    Goldman Sachs Repurchase Agreement, 5.38% dated
                                 10/30/98 due 11/02/98, proceeds $19,429,707,
                                 (collateralized by $15,365,000 U.S. Treasury
                                 Bond, 7.50% due 11/15/16, valued at
                                 $19,810,358) (cost $19,421,000)................     19,421,000
                                                                                  -------------
                                   TOTAL SHORT-TERM INVESTMENTS (COST
                                     $19,421,508)...............................     19,421,508
                                                                                  -------------
                               TOTAL INVESTMENTS (COST $310,758,129) (118.0%)...    312,108,894
                               LIABILITIES IN EXCESS OF OTHER ASSETS (-18.0%)...    (47,625,915)
                                                                                  -------------
                               NET ASSETS (100.0%)..............................  $ 264,482,979
                                                                                  -------------
                                                                                  -------------

------------------------------
Note: Based on the cost of investments of $310,763,398 for federal income tax purposes at October 31, 1998, the aggregate gross unrealized appreciation and depreciation was $2,759,937, and $1,414,441, respectively, resulting in net unrealized appreciation of $1,345,496.

{::} Denominated in USD unless otherwise indicated.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with brokers as initial margin for futures contracts. $41,653,573 of the market value has been segregated.

(t) All or a portion of the security has been segregated as collateral for TBA securities.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.

Abbreviations used in the schedule of investments are as follows:

144A - Securities restricted for resale to Qualified Institutional Buyers.

AS - Accelerated Security

CSTR - Collateral Strip Rate

DEM - German Mark

FRF - French Franc

IO - Interest Only

MTN - Medium Term Note

NAS - Non-Accelerated Security

NR - Not Rated

PO - Principal Only

Refunding - Bonds for which the issuer has issued new bonds and cancelled the old issue.

REMIC - Real Estate Mortgage Investment Conduit

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.

USD - United States Dollar

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $310,758,129 )          $312,108,894
Receivable for Investments Sold                       8,562,785
Interest Receivable                                   3,796,808
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    638,191
Variation Margin Receivable                              59,062
Receivable for Expense Reimbursement                     45,616
Prepaid Trustees' Fees                                      595
Prepaid Expenses and Other Assets                         1,187
                                                   ------------
    Total Assets                                    325,213,138
                                                   ------------
LIABILITIES
Payable to Custodian                                      5,802
Payable for Investments Purchased                    60,618,413
Advisory Fee Payable                                     56,169
Custody Fee Payable                                      20,361
Administrative Services Fee Payable                       6,331
Administration Fee Payable                                  561
Fund Services Fee Payable                                   230
Accrued Expenses                                         22,292
                                                   ------------
    Total Liabilities                                60,730,159
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $264,482,979
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income                                                 $    29,422
Interest Income                                                   7,820,401
                                                                -----------
    Investment Income                                             7,849,823
EXPENSES
Advisory Fee                                       $  322,384
Custodian Fees and Expenses                            76,595
Administrative Services Fee                            37,243
Professional Fees and Expenses                         36,098
Fund Services Fee                                       3,458
Administration Fee                                      2,401
Amortization of Organization Expenses                     933
Trustees' Fees and Expenses                               830
Miscellaneous                                           8,700
                                                   ----------
    Total Expenses                                    488,642
Less: Reimbursement of Expenses                      (166,257)
                                                   ----------
NET EXPENSES                                                        322,385
                                                                -----------
NET INVESTMENT INCOME                                             7,527,438
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           1,919,903
  Futures Contracts                                  (304,389)
  Foreign Currency Contracts and Transactions        (535,548)
                                                   ----------
    Net Realized Gain                                             1,079,966
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                       1,304,555
  Futures Contracts                                    21,455
  Foreign Currency Contracts and Translations         630,899
                                                   ----------
    Net Change in Unrealized Appreciation                         1,956,909
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $10,564,313
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     7,527,438    $     2,273,493
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions            1,079,966             79,239
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations            1,956,909           (139,526)
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                        10,564,313          2,213,206
                                                   ----------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          263,906,334         30,736,099
Withdrawals                                            (51,939,489)       (17,029,595)
                                                   ----------------   ----------------
    Net Increase from Investors' Transactions          211,966,845         13,706,504
                                                   ----------------   ----------------
    Total Increase in Net Assets                       222,531,158         15,919,710
NET ASSETS
Beginning of Fiscal Year                                41,951,821         26,032,111
                                                   ----------------   ----------------
End of Fiscal Year                                 $   264,482,979    $    41,951,821
                                                   ----------------   ----------------
                                                   ----------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                      FOR THE FISCAL YEAR ENDED
                                                             OCTOBER 31,
                                                   --------------------------------
                                                   1998   1997   1996   1995   1994
                                                   ----   ----   ----   ----   ----
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.25%  0.25%  0.38%  0.42%  0.36%
  Net Investment Income                            5.84%  6.17%  5.65%  6.11%  5.01%
  Expenses without Reimbursement                   0.38%  0.55%  0.61%  0.46%  0.41%
Portfolio Turnover                                  381%   219%   191%   177%   230%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Short Term Bond Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The portfolio commenced operations on July 8, 1993. The portfolio's investment objective is to provide a high total return while attempting to limit the likelihood of negative quarterly returns. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal repayments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for each security. The value of such security will be based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of foreign securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $5,380 which were deferred and are being amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the fund.

   e) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At October 31, 1998, the portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR
                                                   SETTLEMENT     VALUE AT     NET UNREALIZED
SALES CONTRACTS                                       VALUE       10/31/98      APPRECIATION
-------------------------------------------------  -----------   -----------   --------------
German Mark 43,940,068, expiring 2/12/99.........  $27,243,082   $26,651,827   $     591,255
French Franc 15,169,273, expiring 2/12/99........    2,789,392     2,742,456          46,936
                                                                               --------------
Net Unrealized Appreciation on Forward Foreign
 Currency Contracts..............................                              $     638,191
                                                                               --------------
                                                                               --------------

   f) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Open futures contracts at October 31, 1998 are summarized as follows:

      SUMMARY OF OPEN CONTRACTS AT OCTOBER 31, 1998

                                                                     NET UNREALIZED
                                                                     APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT   (DEPRECIATION)     OF CONTRACTS
                                                   ---------------   --------------   ----------------
U.S. Ten Year Note, expiring December 1998.......              70    $      21,455    $     8,443,330
                                                   ---------------   --------------   ----------------
                                                   ---------------   --------------   ----------------

   g) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 28, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.25% of the portfolio's average daily net assets. Effective October 28, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement will remain the same. For the fiscal year ended October 31, 1998, such fees amounted to $322,384.

   b) The portfolio, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for theses services amounted to $2,401.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $37,243.

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.25% of the average daily net assets of the portfolio through February 28, 1999. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan. For the fiscal year ended October 31, 1998, J.P. Morgan has agreed to reimburse the portfolio $166,257 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $3,458 for the fiscal year ended October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $720.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1998 were as follows:

                                                     COST OF        PROCEEDS
                                                    PURCHASES      FROM SALES
                                                   ------------   ------------
U.S. Government and Agency Obligations...........  $446,146,075   $333,251,314
Corporate, Collateralized Mortgage Obligations,
 and Other Securities............................   291,606,598    153,357,436
                                                   ------------   ------------
                                                   $737,752,673   $486,608,750
                                                   ------------   ------------
                                                   ------------   ------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Short Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Short Term Bond Portfolio (the "portfolio") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN FUNDS

           PRIME MONEY MARKET FUND

           FEDERAL MONEY MARKET FUND

           TAX EXEMPT MONEY MARKET FUND

           SHORT TERM BOND FUND

           BOND FUND

           GLOBAL STRATEGIC INCOME FUND

           EMERGING MARKETS DEBT FUND

           TAX EXEMPT BOND FUND

           NEW YORK TAX EXEMPT BOND FUND

           CALIFORNIA BOND FUND: SELECT SHARES

           DIVERSIFIED FUND

           DISCIPLINED EQUITY FUND

           U.S. EQUITY FUND

           U.S. SMALL COMPANY FUND

           U.S. SMALL COMPANY OPPORTUNITIES FUND

           TAX AWARE U.S. EQUITY FUND: SELECT SHARES

           INTERNATIONAL EQUITY FUND

           EUROPEAN EQUITY FUND

           INTERNATIONAL OPPORTUNITIES FUND

           EMERGING MARKETS EQUITY FUND

           GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.

J.P. MORGAN
SHORT TERM
BOND FUND

ANNUAL REPORT
OCTOBER 31, 1998